Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, H. Michael Schwartz, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of SmartStop Self Storage, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 29, 2015	By:	/s/ H. Michael Schwartz
Date		H. Michael Schwartz President, CEO and Director (Principal Executive Officer)